Exhibit 10(b)



Christopher S. Petito                                               202-965-8152



                                 April 15, 1999




Lincoln Benefit Life Company
Lincoln Benefit Life Variable Annuity Account
Lincoln Benefit Life Centre
Lincoln, Nebraska 68501-0469

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in this Post-Effective Amendment No. 11 to Registration Statement No. 33-66786 (811-7924) of Lincoln Benefit Life Variable Annuity Account on Form N-4. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                              Very truly yours,

                              Jorden Burt Boros Cicchetti Berenson & Johnson LLP




                              By:/s/ Christopher S. Petito
                                 -------------------------
                                 Christopher S. Petito